EXHIBIT 99.1

Joint Filing Agreement

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: February 13, 2018

ELEMENT PARTNERS II, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ David Lincoln
Name: David Lincoln
Title: Managing Member

ELEMENT PARTNERS II INTRAFUND, L.P.

By:	Element Partners II G.P., L.P.
Its:	General Partner

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ David Lincoln
Name: David Lincoln
Title: Managing Member

ELEMENT PARTNERS II G.P., L.P.

By:	Element II G.P., LLC
Its:	General Partner

By:	/s/ David Lincoln
Name: David Lincoln
Title: Managing Member

ELEMENT PARTNERS II G.P., LLC

By:	/s/ David Lincoln
Name: David Lincoln
Title: Managing Member

DFJ ELEMENT, L.P.

By:	DFJ Element Partners, LLC
Its:	General Partner

By:	Element Venture Partners, LLC
Its:	General Partner

By:	/s/ David Lincoln
Name: David Lincoln
Title: Managing Member

DFJ ELEMENT INTRAFUND, L.P.

By:	DFJ Element Partners, LLC
Its:	General Partner

By:	Element Venture Partners, LLC
Its:	General Partner

By:	/s/ David Lincoln
Name: David Lincoln
Title: Managing Member

DFJ ELEMENT PARTNERS, LLC

By:	Element Venture Partners, LLC
Its:	General Partner

By:	/s/ David Lincoln
Name: David Lincoln
Title: Managing Member

ELEMENT VENTURE PARTNERS, LP

By:	EVP GP LLC
Its:	General Partner

By:	/s/ David Lincoln
Name: David Lincoln
Title: Managing Member

ELEMENT PARTNERS II-A, L.P.

By:	Element II-A, GP LP
Its:	General Partner

By:	Element Venture Partners, LLC
Its:	General Partner

By:	/s/ David Lincoln
Name: David Lincoln
Title: Managing Member

ELEMENT PARTNERS II-A, GP LP

By:	Element II-A GP, LLC
Its:	General Partner

By:	Element Venture Partners, LLC
Its:	General Partner

By:	/s/ David Lincoln
Name: David Lincoln
Title: Managing Member

ELEMENT II-A GP, LLC

By:	/s/ David Lincoln
Name: David Lincoln
Title: Managing Member